SUPPLEMENT DATED SEPTEMBER 14, 2001 TO

PROSPECTUS DATED MAY 1, 2000 FOR

MODIFIED SINGLE PREMIUM DEFERRED VARIABLE ANNUITY CONTRACTS

ISSUED BY

NATIONWIDE LIFE INSURANCE COMPANY

THROUGH ITS

NATIONWIDE VARIABLE ACCOUNT-9

This supplement updates certain information contained in your prospectus. Please read it and keep it with your prospectus for future reference.

An application has been filed with the Securities and Exchange Commission ("SEC") for an Order permitting the substitution of shares of the underlying mutual funds in Column A ("Existing Funds") of the following table with shares of the underlying mutual funds in Column B ("Replacement Funds"). Until an Order is granted by the SEC, both investment options will be available to all contract owners as underlying mutual fund options. If an Order is granted, information will be sent to all contract owners regarding the "Exchange Date" on which the Existing Funds will be eliminated as investment options and substituted with the Replacement Funds.

Column A Existing Funds	Column B Replacement Funds
Credit Suisse Warburg Pincus Trust - Value Portfolio	Fidelity Variable Insurance Products Fund - VIP Equity-Income Portfolio: Service Class
Nationwide Separate Account Trust - Nationwide Strategic Value Fund	American Century Variable Portfolios, Inc. - American Century VP Value